Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent event [abstract]
Subsequent event
34	Subsequent event

A dividend in respect of the year ended 31 December 2019 of RMB 0.12 per share, amounting to a total dividend of RMB 1,298,858 thousands, was proposed by the Board of Directors on 25 March 2020.

Following the outbreak of Coronavirus Disease 2019 (“the COVID-19 outbreak”) in early 2020, a series of precautionary and control measures have been and continued to be implemented across the country, including extension of the Chinese New Year holiday nationwide, postponement of work resumption after the Chinese New Year holiday in some regions, certain level of restrictions and controls over the travelling of people and traffic arrangements, quarantine of certain residents, heightening of hygiene and epidemic prevention requirements in factories and offices and encouraged social distancing.

Due to the outbreak of COVID-19 and the relevant precautionary and control measures taken place, the resumption of business by the Group’s customers has been delayed, which has resulted in the refinery processing volumes of the Group up to date of this report dropped compared with same period of prior year. Due to the failure to reach an agreement to reduce production by Petroleum Production Reduction Alliance, coupled with the unfavorable outlook of the world economy affected by the COVID-19, international crude oil prices have fallen sharply. The decline in international crude oil prices has adversely affected the Group’s revenue and profits, resulted in the Group making losses for the three-month period ended 31 March 2020.

The Group will pay sustained attention to the follow-up status of COVID-19 outbreak and future fluctuation of global crude oil price, and take corresponding measures to further assess the impact on financial position and operating result.